Janus Investment Fund

Janus Henderson International Opportunities Fund

(the “Fund”)

Supplement dated May 2, 2023

to Currently Effective Prospectuses

and Statement of Additional Information

On January 27, 2023, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger of the Fund with and into Janus Henderson Overseas Fund (the “Acquiring Fund”) (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Fund.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss as a direct result of the Merger. The Merger, however, may accelerate distributions, which are taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of the Acquiring Fund approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Only Fund shareholders as of February 24, 2023, are eligible to vote on the Merger. Therefore, if you purchased shares of the Fund after February 24, 2023, and assuming shareholders of the Fund as of that date approve the Merger, any shares of the Fund you hold as of the Merger closing date will automatically be converted into shares of the Acquiring Fund.

Effective February 13, 2023, the Fund closed to new shareholders. Until such time as the Merger is implemented, existing shareholders of the Fund may continue to purchase shares of the Fund, unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus Henderson fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders into Class A Shares of another Janus Henderson fund are not subject to any applicable initial sales charge. Please check with your intermediary regarding other Janus Henderson funds and share classes offered through your intermediary.

A full description of the Acquiring Fund and the terms of the Merger are contained in the proxy statement/prospectus dated March 14, 2023, that was sent to shareholders of record as of February 24, 2023. The Fund and the Acquiring Fund have similar investment objectives, principal investment strategies, and risks. The portfolio managers of the Acquiring Fund will continue to manage the Acquiring Fund if the Merger is approved, and the Acquiring Fund’s stated investment objective and policies will not change as a result of the Merger. Janus Henderson Investors US LLC (the “Adviser”) encourages you to read the proxy statement/prospectus as it contains important information regarding the Merger.

This supplement is not an offer to sell or a solicitation of an offer to buy shares of the Acquiring Fund, nor is it a solicitation of any proxy. For important information about fees, expenses, and risk considerations regarding the Acquiring Fund, please refer to the Acquiring Fund’s prospectus and the proxy statement/prospectus relating to the Merger on file with the Securities and Exchange Commission.

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The shareholder meeting is expected to be held on May 18, 2023. If approved, the Merger will be effective on or about June 9, 2023, or as soon as practicable thereafter.

Please retain this Supplement with your records.